AEGION®

Stronger. Safer. Infrastructure.®



Third Quarter 2017 Earnings

November 1, 2017

Market Strength and Strategic Actions Underpin 2018 Growth Outlook

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 1, 2017 and in the Company's subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, Fibrwrap®, Tite Liner®, Tyfo®, Stronger. Safer. Infrastructure.® and our other trademarks referenced herein and the associated logos are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Q3 Key Messages

1

Key Markets Remain Strong & Core Businesses are Sound

- North American CIPP rehabilitation set new record for revenues with contract backlog at near historical highs
- Cathodic protection performance improving from 1H'17 challenges
- Energy Services performance up year-over-year for third consecutive quarter

2

Aggressively Restructuring Underperforming Businesses

- Total cash costs expected in the $12-$15 million range; $7 million incurred in Q3
- Expansion of scope now expected to generate cost reductions in excess of $17 million, most of which are expected to be fully realized in 2018

3

Multiple Catalysts for Growth as We Look to the Future

- Levers in all three platforms contributing to improved outlook for 2018 and beyond

Aegion remains focused on advancing its strategic plan for sustainable organic growth and achievement of long-term financial targets

AEGION®
Stronger. Safer. Infrastructure.®

Multiple Strategic Initiatives Underway to Better Position Aegion in the Markets We Serve and Deliver Sustainable Long-term Value

Cathodic Protection




Canada

- Divest pipe coating and insulation business in Louisiana
  - Process progressing well with multiple parties in management presentation phase
  - Expected transaction by early 2018
- Restructure operations for midstream cathodic protection services
  - Right-sizing platform to match market expectations with annualized cost reductions in excess of $3 million
  - Already seeing improved profitability in Q3 results relative to difficult 1H'17

Infrastructure Solutions





- Exit non-pipe contract application of Tyfo® Fibrwrap® in North America
  - Completing remaining work in backlog with project losses negatively impacting operating results
  - Recognized $86 million pre-tax impairment charge on Fyfe intangible assets
  - Targeting annualized cost reductions of greater than $7 million
- Restructuring CIPP Operations in Australia & Denmark
  - Right-sizing the businesses and realigning resources
  - Targeting annualized cost reductions of between $3 and $4 million

Combined with Corporate initiatives, we expect total cash costs of $12-$15 million to drive cost reductions in excess of $17 million, to be fully realized in 2018

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions Delivering Profitability on the Strength of North American CIPP Core Markets Despite Isolated Challenges

Infrastructure Solutions Contract Backlog



$ million USD
$312.2
$358.5
+14.8%
9/30/2016
9/30/2017

- Backlog remains near record levels on ongoing strength in new orders, which are up 21% year over year through the first nine months of 2017 to $527 million

2017 Full-Year Outlook

- Revenues expected to growth faster than the three-year low to mid-single digit growth target
- Segment adjusted operating margin impacted by challenges in restructured operations, while core North American CIPP margins modestly improved from prior year

Catalysts for Growth

- Improvement in profitability and end markets for restructured operations
- Ongoing strength in North American CIPP market based on order trends and expected ending backlog position
- Continued pressure pipe market penetration



Insituform® CIPP



Tyfo®/Fibrwrap® system



Fusible PVC® pipe

Corrosion Protection Positioned Well for 2018 on Improved Performance in Cathodic Protection and Execution on New Projects

Corrosion Protection Contract Backlog

Remaining Backlog



$ million USD
$125.8
$184.7
+46.8%
9/30/2016
9/30/2017

Large Deepwater Project



$ million USD
$128.7
-95.3%
$6.0
September 30, 2016
September 30, 2017

- Middle East contracts for robotic internal pipe weld coatings valued at ~$35 million with over 75 percent of value for offshore activity planned in 2018 at margins in line with prior offshore projects
- Strong backlog for cathodic protection services in the U.S.
- Two Tite Liner® pipe linings projects in Central and South America, combined value of approximately $10 million, expected to be completed in 2018

2017 Full-Year Outlook

- Outlook for the year remains intact with revenue growth in the mid-teens and mid-single digit operating margins
- 2017 full-year performance driven primarily by successful execution of deepwater project coupled with operational improvements in cathodic protection in 2H'17

Catalysts for Growth

- Ongoing operational improvements in U.S. cathodic protection platform
- Continued commercialization of asset integrity management system and product innovation
- Successful execution of Middle East contracts could bolster future growth in the region




Cathodic Protection Services



Tite Liner® system



Robotic Interior Weld Coating

AEGION
Stronger. Safer. Infrastructure.®

Energy Services Continues to Deliver Improved Performance Following Successful 2016 Restructuring

Energy Services Contract Backlog



$ million USD
$177.2
$213.0
+20.2%
9/30/2016
9/30/2017

Backlog represents estimated unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts over the next 12 months. Contracts up for renewal within the next 12 months are not included in backlog past the renewal date

2017 Full-Year Outlook

- Energy Services is expected to deliver better than planned results for 2017, with anticipated growth in revenues of greater than 15% and operating margins nearing 2.5%
- Backlog as of September 30, 2017 was the highest since 2015 on award increases across all revenue streams, which is expected to drive strong results for the remainder of 2017 and into 2018

Catalysts for Growth

- Successful trade union transitions further strengthening partnership with customers
- Expansion of service offerings driving additional revenues and profitability



Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

AEGION
Stronger. Safer. Infrastructure.

Aggressive Focus to Deliver Significant Improvements in 2018 with Growth Levers to Drive Toward Three-Year Targets

EPS GROWTH:
LOW TO MID-DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID-SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019


AVERAGE THREE-YEAR GROWTH TARGETS

OPERATING CASH FLOW:
> THAN 2x NET INCOME

FREE CASH FLOW:
> THAN 1x NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 9 PERCENT BY 2019

Q3'17 Financial Highlights

P&L Highlights
(Aegion Consolidated)[1]

	Q3'17	Variance from Q3'16	
Revenues	$ 341.9M	+10.8%	↑
Adjusted Gross Profit	$ 73.4M	+10.5%	↑
Adjusted Gross Profit Margin	21.5%	Flat	↔
Adjusted Operating Income	$ 20.1M	+3.6%	↑
Adjusted Operating Margin	5.9%	(40 bps)	↓
Adjusted EPS *(attributable to Aegion)*	$0.32	Flat	↔

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

Infrastructure Solutions Delivered Strong Profitability Despite Ongoing Challenges in Restructured Businesses

Revenues
In USD millions



$158.6
$174.2
9.8%
Q3'16
Q3'17

- Record Q3’17 revenues, primarily driven by growth in North American CIPP business, which benefitted from a strong June 30th backlog position as well as a favorable royalty settlement
- Additional revenue increases in Europe on continued improving markets in the U.K. and Netherlands as well as backlog from the acquired businesses

Adjusted Gross Margins[1]



25.6%
23.6%
-200 bps
Q3'16
Q3'17

Adjusted Operating Margins[1]



11.7%
9.9%
-180 bps
Q3'16
Q3'17

- Revenue strength in North American CIPP business led to record contribution to segment adjusted operating income
- Adjusted margins declined from the prior year primarily due to approximately $5 million of losses within restructured operations – Fyfe North America, Denmark and Australia

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

Corrosion Protection Adjusted Operating Performance Improvement Driven by Stronger International Results

Revenues

In USD millions



$95.1
$102.3
+7.6%
Q3'16
Q3'17

- Revenue increase driven by the start of work on Tite Liner® projects in Central and South America and onshore portion for robotic internal pipe weld coating activity in the Middle East, offsetting lower volumes in the U.S. and Canadian cathodic protection businesses

Adjusted Gross Margins[1]



19.5%
22.6%
+310 bps
Q3'16
Q3'17

Adjusted Operating Margins[1]



0.7%
1.3%
+60 bps
Q3'16
Q3'17

- Margin performance benefited from ongoing contributions as the deepwater pipe coating and insulation project wraps up as well as favorable start to new international projects
- Margins within cathodic protection down modestly from the prior year on lower volumes, but showed significant improvement after weak 1H'17 results

[1] Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION®
Stronger. Safer. Infrastructure.®

Energy Services Delivered a Third Consecutive Quarter of Improved Year-Over-Year Performance

Revenues

In USD millions



$54.9
$65.4
+19.2%
Q3'16
Q3'17

- Revenues increased across all service streams of maintenance, construction and turnarounds
- Turnaround revenues were the primary driver as a result of Q2’17 project carryover and pre-turnaround work for large Q4’17 activity

Adjusted Gross Margins[1]



13.4%
14.0%
+60bps
Q3'16
Q3'17

Adjusted Operating Margins[1]



0.4%
2.2%
+180 bps
Q3'16
Q3'17

- Increased activity for turnaround services and long-term contracts at new sites contributed to adjusted gross margin expansion
- Improved efficiencies associated with key operating processes following 2016 restructuring

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION Stronger. Safer. Infrastructure.

Q3'17 Free Cash Flow Doubled from Prior Year on Strong Working Capital Management, Lower Investments

Cash Flow Highlights

	Q3'17	Q3'16
Operating Cash Flows	**$ 34.2**	**$ 26.8**
Capital Expenditures	(9.7)	(12.0)
Acquisition/Divestitures, Net	-	(3.1)
Free Cash Flows	**$ 24.5**	**$ 11.7**
Share Repurchases	**$(10.7)**	**$(11.4)**

Management remains committed to ongoing open market share repurchases with October Board of Directors' approval for $40 million program in 2018

AEGION®
Stronger. Safer. Infrastructure.®

2017 Outlook Items

Excludes the impact from the restructuring, acquisition and divestiture expenses, impairment charges and related effective tax rate

Operating Expense

Expect 2017 OPEX as a percent of consolidated revenues to be near 2016 levels at approximately 16% of revenues, impacted by internal investments to advance Aegion's strategic initiatives, annualized impact of recent acquisitions and inflationary increases, partly offset by actions to reduce costs

Interest Expense

2017 interest expense is expected to be slightly above 2016 levels due to additional line of credit borrowings and rising rates on portion of borrowings subject to floating rates

Effective Tax Rate

2017 full-year effective tax rate is expected to be approximately 30 percent because of a larger portion of pre-tax income in higher tax jurisdictions

Non-Controlling Interest

Expect approximately $3 million for the year. Majority of balance related to the large deepwater pipe coating and insulation project, which is shared with a joint venture partner, with more significant income in 1H'17

Actions Continue to Support Long-Term Strategy and Achievement of Three-Year Financial Targets

1 Strategic Action

Focus on strategic end markets

- Continued focus on core growth markets – Municipal Pipeline Rehabilitation, Midstream Pipelines and Refinery Operations
- Divest pipe coating and insulation business
- Be a technology provider through product sales and engineering services for the Tyfo® Fibrwrap® system in the North American civil structures market

2 2017 Restructuring

Expect cost reductions > $17 million

- New approach in North America for civil structural strengthening using the Tyfo® Fibrwrap® system
- Restructure Denmark & Australia CIPP businesses to return to profitability
- Right-size operations in Canada for cathodic protection services to match market realities
- Company-wide cost reduction initiative

3 Commitment

Achieve three-year targets

- Quickly resolve issues and deliver strong profit growth in 2018
- Execute long-term strategy and achieve the three-year financial targets








AEGION® Stronger. Safer. Infrastructure.®

Appendix

Aegion Q3'17 and YTD'17 Financial Summary

Selected financial results for the quarters and nine-month periods ended September 30, 2017 and 2016 – Adjusted[1] (non-GAAP)

(in USD thousands, except margins and per share information)	3Q 2017	3Q 2016	Change	YTD 2017	YTD 2016	Change
Revenues	$ 341,872	$ 308,524	10.8 %	$ 1,021,520	$ 900,118	13.5 %
Adjusted Gross Profit	73,442	66,448	10.5 %	220,778	185,669	18.9 %
Adjusted Gross Margin	*21.5 %*	*21.5 %*	*0 bp*	*21.6 %*	*20.6 %*	*100 bp*
Adjusted Operating Income	20,090	19,419	3.5 %	56,605	41,868	35.2 %
Adjusted Operating Margin	*5.9 %*	*6.3 %*	*-40 bp*	*5.5 %*	*4.7 %*	*80 bp*
Segment Adjusted Operating Income (Loss)						
Infrastructure Solutions	$ 17,287	$ 18,504	$ (1,217)	$ 32,010	$ 45,689	$ (13,679)
Corrosion Protection	1,367	690	677	19,819	(3,755)	23,574
Energy Services	1,436	225	1,211	4,776	(66)	4,842
Adjusted Net Income (Attributable to Aegion Corporation)	$ 10,890	$ 11,280	(3.5)%	$ 28,241	$ 23,597	19.7 %
Adjusted Diluted Earnings per Share (Attributable to Aegion Corporation)	$ 0.32	$ 0.32	—%	$ 0.83	$ 0.67	23.9 %
Reported Consolidated Backlog	$ 762,200	$ 743,900	2.5 %			

[1] Adjusted financial results are defined as GAAP results excluding certain isolated items (non-GAAP). See reconciliation to GAAP in the following pages.

AEGION

Stronger. Safer. Infrastructure.

2017 Third Quarter Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 268,430	$ —	$ —	$ —	$ 268,430
Gross Profit	73,442	—	—	—	73,442
Operating Expenses	54,610	(1,258)	—	—	53,352
Goodwill Impairment	45,390	—	(45,390)	—	—
Definite-lived Intangible Asset Impairment	41,032	—	(41,032)	—	—
Acquisition and Divestiture Expenses	1,980	—	—	(1,980)	—
Restructuring and Related Charges	5,439	(5,439)	—	—	—
Operating Income (Loss)	(75,009)	6,697	86,422	1,980	20,090
Income (Loss) before Taxes	(79,736)	6,697	86,422	1,980	15,363
Taxes (Benefit) on Income (Loss)	(5,954)	959	9,214	800	5,019
Net Income (Loss) (attributable to Aegion Corporation)	$ (73,236)	$ 5,738	$ 77,208	$ 1,180	$ 10,890
Diluted Earnings (Loss) per Share	**$ (2.23)**	**$ 0.17**	**$ 2.34**	**$ 0.04**	**$ 0.32**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $1,258 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

2016 Third Quarter Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 242,206	$ (130)	$ —	$ —	$ 242,076
Gross Profit	66,318	130	—	—	66,448
Operating Expenses	45,277	(584)	—	2,336	47,029
Acquisition-Related Expenses	324	—	(324)	—	—
Restructuring and Related Charges	212	(212)	—	—	—
Operating Income	20,505	926	324	(2,336)	19,419
Other Income/(Expense)	288	(1)	—	—	287
Income before Taxes	17,005	925	324	(2,336)	15,918
Taxes on Income	5,218	499	79	(878)	4,918
Net Income (attributable to Aegion Corporation)	$ 12,067	$ 426	$ 245	$ (1,458)	$ 11,280
Diluted Earnings per Share	**$ 0.34**	**$ 0.01**	**$ 0.01**	**$ (0.04)**	**$ 0.32**

(1) **Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $130 related to the write-off of certain other** assets; (ii) pre-tax restructuring charges for operating expenses of $584 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $212 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $1 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION
Stronger. Safer. Infrastructure.®

Infrastructure Solutions Third Quarter Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 174,161	$ —	$ 174,161	$ 158,562	$ —	$ 158,562
Cost of Revenues	132,972	15	132,987	117,996	—	117,996
Gross Profit	41,189	(15)	41,174	40,566	—	40,566
Operating Expenses	25,045	(1,158)	23,887	21,646	416	22,062
Goodwill Impairment	45,390	(45,390)	—	—	—	—
Definite-lived Intangible Asset Impairment	41,032	(41,032)	—	—	—	—
Acquisition and Divestiture Expenses	118	(118)	—	324	(324)	—
Restructuring and Related Charges	3,390	(3,390)	—	23	(23)	—
Operating Income (Loss)	$ (73,786)	$ 91,073	$ 17,287	$ 18,573	$ (69)	$ 18,504

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

AEGION
Stronger. Safer. Infrastructure.

Corrosion Protection Third Quarter Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 102,276	$ —	$ 102,276	$ 95,084	$ —	$ 95,084
Cost of Revenues	79,213	(15)	79,198	76,710	(130)	76,580
Gross Profit	23,063	15	23,078	18,374	130	18,504
Operating Expenses	21,811	(100)	21,711	17,842	(28)	17,814
Acquisition and Divestiture Expenses	1,862	(1,862)	—	—	—	—
Restructuring and Related Charges	2,049	(2,049)	—	19	(19)	—
Operating Income (Loss)	$ (2,659)	$ 4,026	$ 1,367	$ 513	$ 177	$ 690

(1) **Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and** benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services Third Quarter Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2017			Quarter Ended September 30, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 65,435	$ —	$ 65,435	$ 54,878	$ —	$ 54,878
Cost of Revenues	56,245	—	56,245	47,500	—	47,500
Gross Profit	9,190	—	9,190	7,378	—	7,378
Operating Expenses	7,754	—	7,754	5,789	1,364	7,153
Restructuring and Related Charges	—	—	—	170	(170)	—
Operating Income	$ 1,436	$ —	$ 1,436	$ 1,419	$ (1,194)	$ 225

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Non-GAAP Reconciliation for Nine-Month Period Ended September 30, 2017

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 800,898	$ (156)	$ —	$ —	$ 800,742
Gross Profit	220,622	156	—	—	220,778
Operating Expenses	165,465	(1,292)	—	—	164,173
Goodwill Impairment	45,390	—	(45,390)	—	—
Definite-lived Intangible Asset Impairment	41,032	—	(41,032)	—	—
Acquisition and Divestiture Expenses	2,513	—	—	(2,513)	—
Restructuring and Related Charges	5,439	(5,439)	—	—	—
Operating Income (Loss)	(39,217)	6,887	86,422	2,513	56,605
Income (Loss) before Taxes	(52,707)	6,887	86,422	2,513	43,115
Taxes on Income (Loss)	1,144	1,194	9,214	908	12,460
Net Income (Loss) (attributable to Aegion Corporation)	$ (56,265)	$ 5,693	$ 77,208	$ 1,605	$ 28,241
Diluted Earnings (Loss) per Share	**$ (1.69)**	**$ 0.17**	**$ 2.30**	**$ 0.05**	**$ 0.83**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $1,292 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and **early lease termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.**

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

Non-GAAP Reconciliation for Nine-Month Period Ended September 30, 2016

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 718,196	$ (175)	$ (3,572)	$ —	$ 714,449
Gross Profit	181,922	175	3,572	—	185,669
Operating Expenses	146,808	(5,343)	—	2,336	143,801
Acquisition-Related Expenses	2,059	—	(2,059)	—	—
Restructuring and Related Charges	8,544	(8,544)	—	—	—
Operating Income	24,511	14,062	5,631	(2,336)	41,868
Other Income/(Expense)	(1,183)	248	—		(935)
Income before Taxes	12,444	14,310	5,631	(2,336)	30,049
Taxes on Income	1,413	4,873	1,710	(878)	7,118
Net Income (attributable to Aegion Corporation)	$ 11,697	$ 9,437	$ 3,921	$ (1,458)	$ 23,597
Diluted Earnings per Share	**$ 0.33**	**$ 0.27**	**$ 0.11**	**$ (0.04)**	**$ 0.67**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $175 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $5,343 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $8,544 related to employee severance, extension of benefits, employment assistance programs and early lease **termination costs; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation** adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,059 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the period.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.